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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 11, 2004
(Date of earliest event reported)

Commission File No. 333-109285

                       Banc of America Funding Corporation
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          Delaware                                 56-1930085
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   (State of Incorporation)            (I.R.S. Employer Identification No.)

              214 North Tryon Street
            Charlotte, North Carolina                      28255
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      Address of principal executive offices             (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code

                             100 North Tryon Street
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         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.         Other Events

                Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.         Financial Statements and Exhibits

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                         Description
-----------------                                   ----------------------------
         (99)                                       Collateral Term Sheets
                                                    prepared by Banc of America
                                                    Securities LLC in connection
                                                    with Banc of America Funding
                                                    Corporation, Mortgage
                                                    Pass-Through Certificates,
                                                    Series 2004-2

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                Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

August 11, 2004

                                        By:    /s/ Michael P. Schoffelen
                                               ---------------------------------
                                        Name:  Michael P. Schoffelen
                                        Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.       Description                                  Electronic (E)
-----------       -----------                                  --------------

   (99)           Collateral Terms Sheets                            E
                  prepared by Banc of America
                  Securities LLC in connection
                  with Banc of America Funding
                  Corporation, Mortgage Pass-
                  Through Certificates, Series 2004-2